Exhibit 99.1

Dell Technologies Reports Fiscal Year 2017 Second Quarter Financial Results

•	Solid operating income improvement and focused cost management, while investing for future growth

•	Strong cash flow from operations benefitted from sequential revenue growth, profitability, and improvement in working capital

•	Dell and EMC transaction closes on September 7, 2016

ROUND ROCK, Texas, Sept. 6, 2016 - Dell Technologies today announced its fiscal 2017 second quarter results, with revenue of $13.1 billion from continuing operations1, an increase of 1 percent year-over-year. The company reported operating income of $63 million, reversing an operating loss in the year-ago quarter, and achieved non-GAAP operating income of $752 million, an improvement of 32 percent year-over-year.

“We executed well in the quarter driving $880 million in adjusted EBITDA, up 31 percent,” said Tom Sweet, chief financial officer, Dell. “Our second quarter results underscore our ability to consistently balance growth and profitability, and strategically invest in areas that will drive long-term profitable growth and strong cash flow. In the quarter, cash flow from operations was $1.9 billion and for the trailing twelve months was $3.2 billion, an improvement of 50 percent.”

Key Business Highlights:

•	14th consecutive quarter of year-over-year share gains in PCs;

•	Grew worldwide commercial PC’s 6.2 percent and gained 90 basis points of unit share;

•	Consumer PC share outperformed the industry worldwide gaining 110 basis points of unit share;

•	Servers and Networking revenue grew 1 percent year-over-year; Dell Storage SC product line revenue grew 13 percent; and,

•	No. 1 worldwide flat-panel monitor provider for 13th consecutive quarter.

Fiscal Year 2017 Second Quarter Results:

•	Revenue was $13.1 billion, up 1 percent from the previous year;

•	Operating income for the quarter was $63 million, reversing an operating loss from the previous year;

•	Non-GAAP revenue in the quarter was $13.1 billion, flat from the previous year;

•	Non-GAAP operating income was $752 million, a 32 percent increase from the previous year;

•	Cash flow from operations in the quarter was $1.9 billion. On a trailing twelve-month basis, cash flow from operations was approximately $3.2 billion, up 50 percent; and,

•	Cash and investments totaled $7.5 billion, up $1.2 billion over the prior quarter.

[1]	All assets and liabilities, attributable to the pending divestitures of the Dell Services and Dell Software businesses, have been reclassified into the “held for sale” asset and liability categories on the balance sheet. On the income statement, the financial results of the businesses to be divested have been reclassified out of the activity from continuing operations, and listed separately in the category for discontinued operations.

Fiscal Year 2017 Second Quarter Results

	Three Months Ended			Six Months Ended
	July 29, 2016	July 31, 2015	Change	July 29, 2016	July 31, 2015	Change
	(in millions)			(in millions)
Net revenue	$13,050	$12,975	1%	$25,263	$25,500	(1%)
Operating income (loss)	$63	$(103)	NM	$(80)	$(414)	NM
Net loss from continuing operations	$(264)	$(292)	NM	$(690)	$(738)	NM
Non-GAAP net revenue	$13,115	$13,098	0%	$25,406	$25,763	(1%)
Non-GAAP operating income	$752	$568	32%	$1,287	$959	34%
Adjusted EBITDA	$880	$673	31%	$1,519	$1,165	30%

Q2 GAAP net income includes approximately $600 million of adjustments that are not reflected in our non-GAAP net income. The majority of these adjustments are non-cash and relate to purchase accounting. Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year over year unless otherwise noted.

Operating Segments Summary:

•	Client Solutions business revenue for the quarter was $9.2 billion, flat versus the second quarter of last year. Operating income for the quarter was $484 million, a 50 percent increase. Operating income favorability was primarily driven by improved cost and balanced pricing decisions. We are also seeing growth in our attached software, peripherals and services business driven by growth in displays. In Displays, we remained #1 in share, gaining unit share year-over-year for the 13th consecutive quarter.

•	Enterprise Solutions Group revenue was $3.8 billion, unchanged year-over-year. Operating income for the quarter was $300 million, a 7 percent increase, as the company continued to make investments to help our customers to transition from traditional data centers to hybrid environments

Conference Call Information

As previously announced, Dell Technologies will close the Dell and EMC transaction on Wednesday, Sept. 7, 2016. The company will hold a conference call to discuss its second quarter performance on September 8, 2016, at 7 a.m. CDT. The conference call will be broadcast live over the Internet and can be accessed at www.dell.com/investors. For those unable to listen to the live broadcast, an archived version will be available at the same location until Oct. 8, 2016.

A slide presentation containing additional financial and operating information may be downloaded from Dell Technologies’ website at www.dell.com/investors.

About Dell Technologies

Dell Technologies is a unique family of businesses that provides the essential infrastructure for organizations to build their digital future, transform IT and protect their most important asset, information. For more information, visit www.dell.com. To communicate directly with Dell Technologies, go to www.dell.com/dellshares.

Media Contacts:
Marc Bien	Dell	(512) 728-0910	marc_bien@dell.com
Kimberly Otzman	Dell	(408) 916-7338	kimberly_otzman@dell.com

Investor Relations Contacts:
Kristy Bias	Dell	(512) 728-1658	kristy_harris_bias@dell.com
Karen Litzler-Hollier	Dell	(512) 728-0388	karen_litzler-Hollie@dell.com

Non-GAAP Financial Measures

The press release presents information about Dell Technologies’ non-GAAP product net revenue, non-GAAP services net revenue, non-GAAP net revenue, non-GAAP product gross margin, non-GAAP services gross margin, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP earnings from continuing operations per share – diluted, EBITDA and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each of the foregoing historical non-GAAP financial measures to the most directly comparable historical GAAP financial measures is provided below for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:

Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Forward-looking statements in this press release include Dell Technologies’ expectations regarding long-term growth and cash flow, the closing of Dell Technologies’ proposed merger with EMC Corporation, and the dispositions of the Dell Services and Dell Software businesses.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include risks relating to Dell Technologies’ proposed merger with EMC Corporation, including but not limited to: the failure to consummate or delay in consummating the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied or that required financing for the proposed merger may not be available or may be delayed; the risk that a regulatory approval that may be required for the proposed merger is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; risks relating to the trading price of the Class V Common Stock to be issued by Dell Technologies in the proposed merger relative to the trading price of shares of Class A common stock of VMware, Inc.; the effect of the announcement of the proposed merger on Dell Technologies’ relationships with its customers, operating results, and business generally; and adverse changes in general economic or market conditions. Other risks, uncertainties, and factors that could affect Dell Technologies’ results or events in future periods include competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S.net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation; counterparty default risks; the loss by Dell Technologies of any services contracts with its customers, including government contracts, and its ability to perform such contracts at its estimated costs; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyber-attacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; increased costs and additional regulations and requirements as a result of Dell Technologies becoming a newly public company; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; and the effect of armed hostilities, terrorism, natural disasters, and public health issues.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect the Dell Technologies’ business, financial condition, results of operations, and prospects, in its filings with the Securities and Exchange Commission, including the prospectus/proxy statement forming part of Dell Technologies’ Registration Statement on Form S-4 (Registration No. 333-208524) and Dell Technologies’ quarterly reports on Form 10-Q and current reports on Form 8-K. These filings are available for review through the Securities and Exchange Commission’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information or otherwise.

Special Note on the Divestitures:

On March 27, 2016, Dell Technologies entered into a definitive agreement with NTT Data International L.L.C. to sell substantially all of Dell Services, including the Dell Services Federal Government business, for cash consideration of approximately $3.1 billion. Dell Services includes process outsourcing, application management, and infrastructure services. The pending transaction does not include the global support, deployment, and professional services offerings. Accordingly, the results of operations of Dell Services have been excluded from the results of continuing operations and from segment results.

On June 19, 2016, Dell Technologies entered into a definitive agreement with Francisco Partners and Elliot Management Corporation to divest substantially all of Dell Software Group for cash consideration of approximately $2.4 billion. Accordingly, the results of operations of Dell Software Group have been excluded from the results of continuing operations and from segment results.

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Income (Loss) and Related Financial Highlights

(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended		% Growth Rates Yr. to Yr.	Six Months Ended		% Growth Rates
	July 29, 2016	July 31, 2015		July 29, 2016	July 31, 2015	Yr. to Yr.
Net revenue:
Products	$10,961	$10,938	0%	$21,144	$21,462	(1%)
Services, including software related	2,089	2,037	3%	4,119	4,038	2%

Total net revenue	13,050	12,975	1%	25,263	25,500	(1%)

Cost of net revenue:
Products	9,495	9,663	(2%)	18,294	19,027	(4%)
Services, including software related	1,226	1,233	(1%)	2,453	2,482	(1%)

Total cost of net revenue	10,721	10,896	(2%)	20,747	21,509	(4%)

Gross margin	2,329	2,079	12%	4,516	3,991	13%

Operating expenses:
Selling, general, and administrative	2,020	1,932	5%	4,086	3,900	5%
Research, development, and engineering	246	250	(2%)	510	505	1%

Total operating expenses	2,266	2,182	4%	4,596	4,405	4%

Operating income (loss)	63	(103)		(80)	(414)

Interest and other, net	(349)	(222)		(568)	(397)

Loss from continuing operations before income taxes	(286)	(325)		(648)	(811)
Income tax provision (benefit)	(22)	(33)		42	(73)

Net loss from continuing operations	(264)	(292)		(690)	(738)
Income (loss) from discontinued operations, net of income taxes	836	27		1,317	(31)

Net income (loss)	572	(265)		627	(769)
Less: Net loss attributable to non-controlling interests	(1)	—		(1)	—

Net income (loss) attributable to Dell Technologies Inc.	$573	$(265)		$628	$(769)

Earnings (loss) per share attributable to Dell Technologies Inc. – basic:
Continuing operations	$(0.65)	$(0.72)		$(1.70)	$(1.82)
Discontinued operations	2.06	0.07		3.25	(0.08)

Earnings (loss) per share – basic	$1.41	$(0.65)		$1.55	$(1.90)

Earnings (loss) per share attributable to Dell Technologies Inc. – diluted:
Continuing operations	$(0.65)	$(0.72)		$(1.70)	$(1.82)
Discontinued operations	2.06	0.07		3.25	(0.08)

Earnings (loss) per share – diluted	$1.41	$(0.65)		$1.55	$(1.90)

Weighted-average shares outstanding:
Basic	405	405		405	405
Diluted	405	405		405	405

Percentage of Total Net Revenue:
Gross margin	17.8%	16.0%		17.9%	15.7%
Selling, general, and administrative	15.5%	14.9%		16.2%	15.3%
Research, development, and engineering	1.9%	1.9%		2.0%	2.0%
Operating expenses	17.4%	16.8%		18.2%	17.3%
Operating income (loss)	0.5%	(0.8%)		(0.3%)	(1.6%)
Loss from continuing operations before income taxes	(2.2%)	(2.5%)		(2.6%)	(3.2%)
Net loss from continuing operations	(2.0%)	(2.3%)		(2.7%)	(2.9%)

Income tax rate	7.7%	10.2%		(6.5%)	9.0%

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Financial Position

(in millions; unaudited)

	July 29, 2016	January 29, 2016
Assets:
Current assets:
Cash and cash equivalents	$7,226	$6,322
Accounts receivable, net	5,257	4,848
Short-term financing receivables, net	2,867	2,915
Inventories, net	1,446	1,619
Other current assets	3,326	3,497
Current assets held for sale	4,125	4,372

Total current assets	24,247	23,573
Restricted cash	23,285	—
Property, plant, and equipment, net	1,562	1,649
Long-term investments	104	114
Long-term financing receivables, net	2,271	2,177
Goodwill	8,406	8,406
Intangible assets, net	7,595	8,577
Other non-current assets	1,446	626

Total assets	$68,916	$45,122

Liabilities, Redeemable Shares, and Stockholders' Equity:
Current liabilities:
Short-term debt	$2,500	$2,981
Accounts payable	14,050	12,746
Accrued and other	3,835	4,217
Short-term deferred revenue	3,916	3,632
Current liabilities held for sale	1,522	1,829

Total current liabilities	25,823	25,405
Long-term debt	33,836	10,650
Long-term deferred revenue	4,154	4,089
Other non-current liabilities	2,733	3,406

Total liabilities	66,546	43,550

Redeemable shares	179	106

Total Dell Technologies Inc. stockholders’ equity	2,065	1,466
Non-controlling interest	126	—

Total stockholders' equity	2,191	1,466

Total liabilities, redeemable shares, and stockholders' equity	$68,916	$45,122

DELL TECHNOLOGIES INC.

Condensed Consolidated Statements of Cash Flows

(in millions; unaudited)

	Six Months Ended
	July 29, 2016	July 31, 2015
Cash flows from operating activities:
Net income (loss)	$627	$(769)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:	1,188	1,501

Change in cash from operating activities	1,815	732

Cash flows from investing activities:
Investments:
Purchases	(8)	(26)
Maturities and sales	18	1
Capital expenditures	(235)	(230)
Proceeds from sale of facilities, land, and other assets	19	85
Collections on purchased financing receivables	25	49
Divestitures of businesses, net of cash transferred	—	8
Other	(40)	—

Change in cash from investing activities	(221)	(113)

Cash flows from financing activities:
Payment of dissenting shares obligation	(446)	—
Repurchases of common stock	(2)	—
Contributions from non-controlling interests, net	100	—
Issuance of common stock under employee plans	—	2
Payments for debt issuance costs	(15)	(7)
Proceeds from debt	2,148	3,078
Repayments of debt	(2,638)	(2,749)
Other	4	3

Change in cash from financing activities	(849)	327

Effect of exchange rate changes on cash and cash equivalents	52	(50)

Change in cash and cash equivalents	797	896

Cash and cash equivalents at beginning of the period	6,576	5,398

Cash and cash equivalents at end of the period	$7,373	$6,294
Less: Cash included in assets held for sale	147	295

Cash and cash equivalents from continuing operations	$7,226	$5,999

DELL TECHNOLOGIES INC.

Reconciliation of Non-GAAP Financial Measures

(in millions, except per share amounts and percentages; unaudited; continued on next page)

	Three Months Ended		% Growth Rates	Six Months Ended		% Growth Rates
	July 29, 2016	July 31, 2015	Yr. to Yr.	July 29, 2016	July 31, 2015	Yr. to Yr.
Product net revenue	$10,961	$10,938	0%	$21,144	$21,462	(1%)
Non-GAAP adjustments:
Impact of purchase accounting	—	(8)		(1)	(14)

Non-GAAP product net revenue	$10,961	$10,930	0%	$21,143	$21,448	(1%)

Services net revenue	$2,089	$2,037	3%	$4,119	$4,038	2%
Non-GAAP adjustments:
Impact of purchase accounting	65	131		144	277

Non-GAAP services net revenue	$2,154	$2,168	(1%)	$4,263	$4,315	(1%)

Net revenue	$13,050	$12,975	1%	$25,263	$25,500	(1%)
Non-GAAP adjustments:
Impact of purchase accounting	65	123		143	263

Non-GAAP net revenue	$13,115	$13,098	0%	$25,406	$25,763	(1%)

Product gross margin	$1,466	$1,275	15%	$2,850	$2,435	17%
Non-GAAP adjustments:
Impact of purchase accounting	12	5		24	10
Amortization of intangibles	101	98		202	197
Other corporate expenses	1	3		2	4

Non-GAAP product gross margin	$1,580	$1,381	14%	$3,078	$2,646	16%

Services gross margin	$863	$804	7%	$1,666	$1,556	7%
Non-GAAP adjustments:
Impact of purchase accounting	67	128		144	274
Amortization of intangibles	—	—		—	—
Other corporate expenses	(2)	3		(1)	4

Non-GAAP services gross margin	$928	$935	(1%)	$1,809	$1,834	(1%)

Gross margin	$2,329	$2,079	12%	$4,516	$3,991	13%
Non-GAAP adjustments:
Impact of purchase accounting	79	133		168	284
Amortization of intangibles	101	98		202	197
Other corporate expenses	(1)	6		1	8

Non-GAAP gross margin	$2,508	$2,316	8%	$4,887	$4,480	9%

Operating expenses	$2,266	$2,182	4%	$4,596	$4,405	4%
Non-GAAP adjustments:
Impact of purchase accounting	(19)	(21)		(36)	(42)
Amortization of intangibles	(390)	(394)		(780)	(789)
Other corporate expenses	(101)	(19)		(180)	(53)

Non-GAAP operating expenses	$1,756	$1,748	0%	$3,600	$3,521	2%

Operating income (loss)	$63	$(103)	NM	$(80)	$(414)	NM
Non-GAAP adjustments:
Impact of purchase accounting	98	154		204	326
Amortization of intangibles	491	492		982	986
Other corporate expenses	100	25		181	61

Non-GAAP operating income	$752	$568	32%	$1,287	$959	34%

DELL TECHNOLOGIES INC.

Reconciliation of Non-GAAP Financial Measures

(continued; in millions, except per share amounts and percentages; unaudited)

	Three Months Ended		% Growth Rates	Six Months Ended		% Growth Rates
	July 29, 2016	July 31, 2015	Yr. to Yr.	July 29, 2016	July 31, 2015	Yr. to Yr.
Net loss from continuing operations	$(264)	$(292)	NM	$(690)	$(738)	NM
Non-GAAP adjustments:
Impact of purchase accounting	98	154		204	326
Amortization of intangibles	491	492		982	986
Other corporate expenses	97	22		178	55
Aggregate adjustment for income taxes	(62)	(124)		(52)	(254)

Non-GAAP net income from continuing operations	$360	$252	43%	$622	$375	66%

Earnings (loss) from continuing operations attributable to Dell Technologies Inc. per share – diluted	$(0.65)	$(0.72)	NM	$(1.70)	$(1.82)	NM
Non-GAAP adjustments per share – diluted	1.52	1.33		3.21	2.73

Non-GAAP earnings from continuing operations attributable to Dell Technologies Inc. per share – diluted	$0.87	$0.61	43%	$1.51	$0.91	66%

Net loss from continuing operations	$(264)	$(292)	NM	$(690)	$(738)	NM
Adjustments:
Interest and other, net (a)	349	222		568	397
Income tax provision (benefit)	(22)	(33)		42	(73)
Depreciation and amortization	605	622		1,223	1,244

EBITDA	$668	$519	29%	$1,143	$830	38%

EBITDA	$668	$519	29%	$1,143	$830	38%
Adjustments:
Stock based compensation expense	19	14		33	29
Impact of purchase accounting (b)	75	128		158	274
Other corporate expenses (c)	118	12		185	32

Adjusted EBITDA	$880	$673	31%	$1,519	$1,165	30%

(a)	See "Results of Operations — Interest and Other, Net" in "Item 2. Management's Discussion and Analysis" of Dell Technologies Inc.'s Form 10-Q for the period ending July 29, 2016 for more information on the components of interest and other, net.
(b)	This amount includes the non-cash purchase accounting adjustments related to the going-private transaction.
(c)	Consists of severance and facility action costs and acquisition, integration, and divestiture related costs.

DELL TECHNOLOGIES INC.

Segment Information

(in millions, except percentages; unaudited)

	Three Months Ended		% Growth Rates	Six Months Ended		% Growth Rates
	July 29, 2016	July 31, 2015	Yr. to Yr.	July 29, 2016	July 31, 2015	Yr. to Yr.
Client Solutions (a):
Net Revenue:
Commercial	$6,798	$6,913	(2%)	$12,943	$13,341	(3%)
Consumer	2,422	2,322	4%	4,848	4,763	2%

Total Client Solutions net revenue	$9,220	$9,235	(0%)	$17,791	$18,104	(2%)

Operating Income:

Client Solutions operating income	$484	$323	50%	$869	$542	60%

% of segment net revenue	5.2%	3.5%		4.9%	3.0%
% of total segment operating income	61.7%	53.6%		63.9%	51.1%

Enterprise Solutions Group:
Net Revenue:
Servers and networking	$3,237	$3,212	1%	$6,312	$6,364	(1%)
Storage	542	557	(3%)	1,080	1,107	(2%)

Total ESG net revenue	$3,779	$3,769	0%	$7,392	$7,471	(1%)

Operating Income:

ESG operating income	$300	$280	7%	$492	$519	(5%)

% of segment net revenue	7.9%	7.4%		6.7%	6.9%
% of total segment operating income	38.3%	46.4%		36.1%	48.9%

Reconciliation to consolidated net revenue:
Total segment net revenue	$12,999	$13,004		$25,183	$25,575
Corporate (b)	116	94		223	188
Impact of purchase accounting (c)	(65)	(123)		(143)	(263)

Total consolidated net revenue	$13,050	$12,975		$25,263	$25,500

Reconciliation to consolidated operating income (loss):
Total segment operating income	$784	$603		$1,361	$1,061
Impact of purchase accounting (c)	(98)	(154)		(204)	(326)
Amortization of intangible assets	(491)	(492)		(982)	(986)
Corporate (b)	(32)	(35)		(74)	(102)
Other (d)	(100)	(25)		(181)	(61)

Total operating income (loss)	$63	$(103)		$(80)	$(414)

(a)	During the six months ended July 29, 2016, the Company redefined the categories within the Client Solutions business unit. None of these changes impacted the Company's consolidated or total business unit results.
(b)	Corporate consists of SecureWorks and unallocated transactions, which include long-term incentives, certain short-term incentive compensation expenses, and other corporate items that are not allocated to the Company's reportable segments.
(c)	Impact of purchase accounting includes non-cash purchase accounting adjustments related to the going-private transaction.
(d)	Other includes severance and facility action costs, acquisition, integration, and divestiture related costs, and stock-based compensation expenses.